UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 28, 2015
Date of Report (Date of earliest event reported)
ENERGY TRANSFER EQUITY, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32740	30-0108820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue Dallas, TX 75219
(Address of principal executive offices)

(214) 981-0700 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On September 28, 2015, Energy Transfer Equity, L.P. (“ETE”), Energy Transfer Corp LP (“ETC”), ETE Corp GP, LLC (“ETC GP”), LE GP, LLC (“LE”), Energy Transfer Equity GP, LLC (“ETE GP”) and The Williams Companies, Inc. (“Williams” or “WMB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which WMB will be merged with and into ETC, a newly formed partnership that will be treated as a corporation for federal income tax purposes (the “Merger”), with ETC surviving the Merger, and all of the outstanding common stock of WMB will be exchanged in the Merger for cash, mixed or stock consideration, and all of the assets and liabilities of WMB will be contributed to ETE in exchange for ETE Class E common units, all subject to the satisfaction or waiver of the conditions in the Merger Agreement and related transaction documents.
On September 28, 2015, ETE and WMB issued a joint press release in connection with entry into the Merger Agreement.  In addition, ETE will hold a conference call and simultaneous presentation to investors on September 28, 2015, at 8 a.m. Central Time (9 a.m. Eastern Time) to discuss the announcement of the execution of the Merger Agreement. Information regarding the conference call is included in the press release, filed as an exhibit to this report. Interested investors can access the conference call webcast via the Investor Relations page of the Company’s website at www.energytransfer.com. The press release is attached hereto as Exhibit 99.1, the investor presentation is attached hereto as Exhibit 99.2 and each are incorporated herein in their entirety by reference.
Item 8.01 Other Events.
To the extent required, the information included in Item 7.01 of this Form 8-K is incorporated into this Item 8.01 by reference.
Forward-looking Statements
This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company's future financial condition, operating results, strategy and plans.  Forward-looking statements may be identified by the use of the words "anticipates," "expects," "intends," "plans," "should," "could," "would," "may," "will," "believes," "estimates," "potential," "target," "opportunity," "designed," "create," "predict," "project," "seek," "ongoing," "increases" or "continue" and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements.  These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for each of ETE, Energy Transfer Partners L.P. (“ETP”), Sunoco Logistics Partners L.P. (“SXL”), Sunoco LP (“SUN”), WMB and WPZ filed with the U.S. Securities and Exchange Commission (the "SEC") and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE and ETC and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of ETE, ETC and Williams, including the combined company's future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain ETP’s, SXL’s, SUN’s, Williams’ and WPZ’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement.  Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof.  Neither ETE nor WMB undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.
Additional Information
This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to the entry by ETE and Williams into definitive agreements for a combination of the two companies. In furtherance of this proposal and subject to future developments, ETE, ETC and Williams may file one or more registration statements, proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document ETE, ETC or Williams may file with the SEC in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS OF ETE AND WILLIAMS ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT, PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION TRANSACTION.  Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Williams. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by ETE, ETC and Williams through the web site maintained by the SEC at http://www.sec.gov. Copies of the documents filed by ETE and ETC with the SEC will be available free of charge on ETE’s website at www.energytransfer.com or by contacting Investor Relations at 214-981-0700 and copies of the documents filed by Williams with the SEC will be available on Williams' website at investor.williams.com.
ETE and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of ETE’s general partner is contained in ETE’s Annual Report on Form 10-K filed with the SEC on March 2, 2015 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ETE using the sources indicated above.
Williams and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and officers of Williams is contained in Williams’ Annual Report on Form 10-K filed with the SEC on February 25, 2015 (as it may be amended from time to time). Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Williams using the sources indicated above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
99.1	Press Release, dated September 28, 2015, jointly issued by Energy Transfer Equity, L.P. and The Williams Companies, Inc.
99.2	Investor Presentation issued by Energy Transfer Equity, L.P., dated September 28, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENERGY TRANSFER EQUITY, L.P.
By: LE GP, LLC,
its general partner
/s/ John W. McReynolds
John W. McReynolds
President
Date: September 28, 2015

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated September 28, 2015, jointly issued by Energy Transfer Equity, L.P. and The Williams Companies, Inc.
99.2	Investor Presentation issued by Energy Transfer Equity, L.P., dated September 28, 2015